Income Taxes.	12 Months Ended
Dec. 31, 2012
Income Taxes.:
Income Taxes.
10.	Income Taxes

The Company has a net operating loss carry-forward of approximately $1,627,000 available to offset taxable income in future years which commence expiring in fiscal 2028.

The Company is subject to United States income taxes at a rate of 34%. The reconciliation of the provision for income taxes at the United States statutory rate compared to the Company’s income tax expense as reported is as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Income tax recovery at statutory rate	$331,000	$165,000
Valuation allowance change	(331,000)	(165,000)
Provision for income taxes	$–	$–

The significant components of deferred income tax assets as at December 31, 2012 and 2011 are as follows:

	December 31, 2012	December 31, 2011
Net operating losses carried forward	$553,360	$222,360
Valuation allowance	(553,360)	(222,360)
Net deferred income tax asset	$–	$–